Net results of financial transactions	12 Months Ended
Dec. 31, 2022
Net results of financial transactions
Net results of financial transactions

Note 4. Net results of financial transactions

Skr mn	2022	2021	2020
Derecognition of financial instruments not measured at fair value through profit or loss:
Financial assets at amortized cost	9	33	14
Financial assets or liabilities at fair value through profit or loss:
Designated upon initial recognition (FVO)[1]	2,004	-569	-488
Mandatorily	-2,023	582	466
Financial instruments under fair value hedge accounting:
Net results of the hedging instrument	-7,976	-3,397	1,277
Net results of the hedged item	8,064	3,409	-1,191
Currency exchange-rate effects on all assets and liabilities excl. currency exchange-rate effects related to revaluation at fair value	-9	-2	5
Total net results of financial transactions	69	56	83